Exhibit T3C-2

                                    Exhibit A
                                  To Indenture

           [The face of the Notes shall be substantially as follows:]


THIS NOTE IS SUBJECT TO AN INTERCREDITOR AND SUBORDINATION AGREEMENT DATED AS OF MARCH __, 2000 BY AND AMONG THE CIT GROUP/BUSINESS CREDIT, INC., AS AGENT, WILMINGTON TRUST COMPANY, AS AGENT, AND UNITED STATES TRUST COMPANY OF NEW YORK, AS JUNIOR SUBORDINATED TRUSTEE, WHICH MATERIALLY AFFECTS CERTAIN PAYMENT RIGHTS, SUBORDINATES CERTAIN SECURITY INTERESTS AND LIMITS RIGHTS TO ENFORCEMENT. ALL PERSONS OR OTHER ENTITIES WHICH AT ANY TIME HOLD INDEBTEDNESS HEREUNDER ARE BOUND BY THE TERMS OF THE INTERCREDITOR AND SUBORDINATION AGREEMENT WHICH WILL BE MADE AVAILABLE UPON REQUEST.


                      PLANET HOLLYWOOD INTERNATIONAL, INC.

                 10% Secured Deferrable Interest Notes Due 2005.

No. __________                          $_____________ Initial Principal Amount

Interest Payment Dates:                    ________ and _________ of each year,
                                               commencing ________, ___________

CUSIP No.                                                        ______________


          PLANET HOLLYWOOD INTERNATIONAL, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________________________, or registered assigns, the Initial Principal Amount set forth above (as the same may be increased through the compounding of deferred interest as provided in the immediately succeeding paragraph) on ________ __, 2005 and to pay interest thereon from the date hereof, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on each Interest Payment Date in each year, at the rate of 10% per annum, until the principal hereof is paid or duly provided for, PROVIDED that any principal and premium, if any, and any such installment of interest, which is overdue shall bear interest at the rate of 12.75% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or duly provided for, and such interest shall be payable on demand.


          Notwithstanding the foregoing, the Company shall be entitled to defer and compound to principal the first five semi-annual installments of interest on the Notes on the related Interest Payment Dates; PROVIDED that (i) to the extent so deferred and compounded, such installments shall be calculated at the rate of 12.75% per annum (rather than 10% per annum) and (ii) if, as reflected in the Company's financial statements for the most recently completed period of four fiscal quarters (commencing with the first fiscal quarter after the Notes are initially issued) for which such financial statements are available, the ratio of the Company's Consolidated EBITDA to Consolidated Interest Expense for such period is greater than 1.75 to 1.00, the Company shall not be entitled to defer or compound the next succeeding semi-annual installments of interest pursuant to the foregoing.


          The interest so payable in cash, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the last day of the calendar month (whether or not a Business Day) next preceding such Interest Payment Date.

          In the case of a default in payment of principal upon acceleration, redemption or repurchase, the overdue principal and any overdue premium shall bear interest at the rate of 12.75% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or duly provided for. Interest on any overdue principal or premium shall be payable on demand. Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of 12.75% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or duly provided for, and such shall be payable on demand.

          Payment in respect of the principal of (and premium, if any) and any interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at such additional offices or agencies as the Company from time to time may designate for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, PROVIDED, HOWEVER, that payment of the principal of (and premium, if any, on) this Note shall be made only upon presentation and surrender hereof at any such office or agency and, at the option of the Company, payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Note Register.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

[SEAL]                                    PLANET HOLLYWOOD INTERNATIONAL, INC.

                                          By  __________________________
                                          Name:
                                          Title:

Attest:

By  __________________________
Name:
Title:

Dated:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee, certifies that this is one of the 10% Secured Deferrable Interest Notes Due 2005 referred to in the Indenture dated as of _____ __, 2000 among Planet Hollywood International, Inc., [Names of the Subsidiary Guarantors] and the Trustee.

                                               By  _________________________
                                                   Authorized Signatory

                           [Form of Reverse of Note:]

          This Note is one of a duly authorized issue of Notes of the Company designated as its 10% Secured Deferrable Interest Notes Due 2005 (herein called the "Notes"), limited in aggregate principal amount to $_________, issued and to be issued under an Indenture, dated as of ______ __, 2000 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee (herein called the "Trustee" which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Notes are, and are to be, authenticated and delivered. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture.

          To guarantee (a) the full and punctual payment of principal of and interest on the Notes when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under this Indenture and the securities and (b) the full and punctual performance within applicable grace periods of all other obligations of the Company under this Indenture and the Notes, the Subsidiary Guarantors have unconditionally and irrevocably guaranteed, jointly and severally, such obligations pursuant to the terms of Article 11 of the Indenture.

          The Notes are secured to the extent set forth in the Security Documents and Article 10 of the Indenture.

          At any time following the Issue Date, the Notes will be redeemable, in whole or in part, at the option of the Company, upon not less than 30 and no more than 60 days' prior notice, on any _______ __, _______.__, _______ __ or
_______ __ of any year at a redemption price equal to 100% of the principal amount thereof PLUS accrued and unpaid interest, if any, to the date of redemption.


          If (i) as reflected in the Company's financial statements for the most recently completed period of four fiscal quarters immediately preceding any Interest Payment Date (commencing with the four-quarter fiscal period ending immediately prior to the first anniversary of the Issue Date), the ratio of the Company's Consolidated EBITDA to Consolidated Interest Expense for such four-quarter period is greater than 2.00 to 1.00 and (ii) the sum of the Company's cash on hand at the last day of such period PLUS the lesser of the borrowing base or the commitments under the Revolving Credit Agreement exceeds $25,000,000, then the Company shall be required to use 50% of such excess amount to redeem the Notes, in whole or in part, on the next Interest Payment Date, at a redemption price equal to 100% of the principal amount thereof PLUS accrued and unpaid interest, if any, to the date of redemption (a "Mandatory Redemption"); PROVIDED, HOWEVER, that the Company shall not be required to make a Mandatory Redemption if such redemption is not otherwise permitted under the Revolving Credit Agreement or the Senior Secured Note Purchase Agreement.


          The Notes do not have the benefit of any sinking fund obligations.

          Under the Indenture, the Company is obligated to make Offers to Purchase Notes as described below:


               (i) If a Change of Control occurs, the Company will be required to make an Offer to Purchase all of the outstanding Notes at a purchase price in cash equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, on such principal amount, to the date of purchase; and


               (ii) If the Company or any Restricted Subsidiary consummates an Asset Disposition, under certain circumstances, the Company will be required to make an Offer to Purchase up to all or a specified portion of the Notes at a purchase price in cash equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, on such principal amount to the date of purchase, in an aggregate principal amount equal to any Net Available Proceeds from such an Asset Disposition which are not used to make a permanent repayment or reduction of (i) Debt then outstanding under any Bank Credit Agreement or Vendor Financing Facility, to the extent such agreement or facility would require such application or prohibit an Offer to Purchase Notes or (ii) Debt then outstanding of the Company or a Restricted Subsidiary that ranks PARI PASSU with the Notes at a price no greater than 100% of the principal amount thereof plus accrued and unpaid interest to the date of purchase.

          In the event of redemption, or purchase pursuant to an Offer to Purchase, of this Note in part only, a new Note or Notes for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          The Indenture contains provisions for defeasance at any time of the entire Debt of this Note and for defeasance of certain covenants (including covenants relating to the making of Offers to Purchase the Notes) and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

          If an Event of Default shall occur and be continuing, the Notes may be declared due and payable, in the manner and with the effect provided in the Indenture. Upon payment of (i) the principal of the Notes so declared due and payable, any overdue premium and any overdue installment of interest in respect of this Note and (ii) as provided on the face hereof, any interest on any overdue principal, premium or interest in respect of this Note (to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and any premium and interest on this Note shall terminate.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the outstanding Notes. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the outstanding Notes, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. In addition, without the consent of any Holder, the Indenture and the Notes may be amended and supplemented to cure any ambiguity or inconsistency, make other changes which will not adversely affect in any material aspect the rights of the Holders or certain other matters set forth in the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver, or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the outstanding Notes a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date or, in the case of any purchase of this Note required to be made pursuant to an Offer to Purchase, on or after the Purchase Date).

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          A director, officer, employee, stockholder or incorporator of the Company shall not have any liability for any obligations of the Company under this Note or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting this Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of this Note.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

          All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law, but otherwise without regard to conflict of laws rules.

                               [FORM OF GUARANTEE]


THIS GUARANTEE IS SUBJECT TO AN INTERCREDITOR AND SUBORDINATION AGREEMENT DATED AS OF MARCH __, 2000 BY AND AMONG THE CIT GROUP/BUSINESS CREDIT, INC., AS AGENT, WILMINGTON TRUST COMPANY, AS AGENT, AND UNITED STATES TRUST COMPANY OF NEW YORK, AS JUNIOR SUBORDINATED TRUSTEE, WHICH MATERIALLY AFFECTS CERTAIN PAYMENT RIGHTS, SUBORDINATES CERTAIN SECURITY INTERESTS AND LIMITS RIGHTS TO ENFORCEMENT. ALL PERSONS OR OTHER ENTITIES WHICH AT ANY TIME HOLD INDEBTEDNESS GUARANTEED HEREUNDER ARE BOUND BY THE TERMS OF THE INTERCREDITOR AND SUBORDINATION AGREEMENT WHICH WILL BE MADE AVAILABLE UPON REQUEST.


          Each Subsidiary Guarantor hereby unconditionally and irrevocably guarantees jointly and severally, on a subordinated basis to the extent and in the manner provided in the Intercreditor Agreement, to each Holder and to the Trustee and its successors and assigns (a) the full and punctual payment of principal of and interest on the Notes when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under this Indenture and the securities and (b) the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture and the Notes (all the foregoing being hereinafter collectively called the "OBLIGATIONS"). Each Subsidiary Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Subsidiary Guarantor and that such Subsidiary Guarantor will remain bound under Article 11 of the Indenture notwithstanding any extension or renewal of any Obligation.

          Each Subsidiary Guarantor further agrees that its Guarantee constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Obligations.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Notes upon which this Guarantee is notes shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

          The terms of the Guarantees evidences hereby are qualified in their entirety and remain subject to the terms of Article 11 of the Indenture, as such Article may be amended, modified or changes from the date hereof, including but not limited to the addition of additional Subsidiary Guarantors and the release of existing Subsidiary Guarantors form their obligations under the Indenture.


          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law, but otherwise without regard to conflicts of laws rules.


          [THE SIGNATURE PAGE FOLLOWS.]

          IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this instrument to be duly executed.


                                 PLANET HOLLYWOOD MEMORABILIA, INC.



                                      By____________________________________
                                      Name:
                                      Title:


                                 ALL STAR CAFE INTERNATIONAL, INC


                                      By____________________________________
                                      Name:
                                      Title:


                                 ALL STAR CAFE (NEW YORK), INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 COOL PLANET, INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 COOL PLANET II, INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (HONOLULU), INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (LP), INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (NEW YORK CITY), INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (NEW YORK), LTD.

                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (ORLANDO), INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (REGION II), INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (REGION III), INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (REGION IV), INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (REGION V), INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (REGION VI), INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (REGION VII), INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (TEXAS), LTD.

                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (WAREHOUSE), INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 308 AVIATION, INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 308-III AVIATION, INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 ALL STAR CAFE (LP), INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 ALL STAR CAFE (REGION V), INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 ALL STAR CAFE (REGION VII), INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 COAST LICENSING, INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 COOL PLANET I, INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 EBCO MANAGEMENT, INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 KARMALANNE, INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 MEANT 2 BE, INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 OFFICIAL ALL STAR CAFE, INC.

                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (ASPEN), INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (CHEFS), INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (CHICAGO), INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (COSTA MESA), INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (FRANCE), L.C.


                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (GAMING), INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (ISRAEL), L.C.


                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (LONDON), INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (MAIL ORDER), INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (ORLANDO DISTRIBUTION), INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (PARIS), INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (PHOENIX), INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (REGION I), INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (TEL AVIV), INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (THEATRES), INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD TRANSPORTATION, INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOLLYWOOD (TROCADERO), INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET HOSPITALITY HOLDINGS, INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 PLANET MOVIES COMPANY, L.P.


                                      By____________________________________
                                      Name:
                                      Title:


                                 PMBA UNIT (PH), L.P.


                                      By____________________________________
                                      Name:
                                      Title:


                                 PMC MANAGEMENT, INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 ROCKY PIT, INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 SILVER BRACELETS, INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 SOUND REPUBLIC I, INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 SOUND REPUBLIC, INC.


                                      By____________________________________
                                      Name:
                                      Title:


                                 TEN ALPS, INC.


                                      By____________________________________
                                      Name:
                                      Title:

                                 ASSIGNMENT FORM

          To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to:

              -----------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)

              -----------------------------------------------------

              -----------------------------------------------------

              -----------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint:

              -----------------------------------------------------

agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:  __________________ Your Signature:  _______________________________
                                           (sign exactly as name appears on
                                            the other side of this Note)

Signature Guarantee:  ___________________________________

          (Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                       OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Note purchased in its entirety by the Company pursuant to Section 4.7 or 4.10 of the Indenture, check here:
---------

          If you want to elect to have only a part of the principal amount of this Note purchased by the Company pursuant to Section 4.7 or 4.10 of the Indenture, state the portion of such amount: $________.

Dated:  __________________ Your Signature:  _______________________________
                                            (sign exactly as name appears on
                                             the other side of this Note)

Signature Guarantee:  ___________________________________

          (Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)